Supplement Item Exhibit 77Q1(d)

ARTICLES SUPPLEMENTARY
TO
ARTICLES OF INCORPORATION
OF
LORD ABBETT MUNICIPAL INCOME FUND, INC.

LORD ABBETT MUNICIPAL INCOME FUND, INC. (hereinafter called the “Corporation”), a Maryland corporation having its principal office c/o The Prentice-Hall Corporation System, 7 St. Paul Street, Suite 1660, Baltimore, Maryland 21202, hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

FIRST: The Corporation filed its original Articles of Incorporation with the
State Department of Assessments and Taxation of Maryland on December 27, 1983. The Corporation filed Restated Articles of Incorporation with the State Department of Assessments and Taxation of Maryland on December 1, 1998 (hereinafter, the “Articles”).
SECOND:  The Corporation presently has authority to issue 4,400,001,000 shares of capital stock, of the par value $.001 each, having an aggregate par value of $4,400,001. The Board of Directors has previously classified and designated the Corporation’s shares as follows:

Lord Abbett AMT Free Municipal Bond Fund
Class A - 60,000,000 shares
Class C - 20,000,000 shares
Class F - 30,000,000 shares
Class I - 30,000,000 shares

Lord Abbett California Tax-Free Income Fund
Class A - 60,000,000 shares
Class C - 20,000,000 shares
Class F - 30,000,000 shares
Class I - 100,000,000 shares
Class P- 30,000,000 shares

Lord Abbett Connecticut Tax-Free Income Fund
Class A - 40,000,000 shares
Class F - 30,000,000 shares
Class P - 30,000,000 shares

Lord Abbett Hawaii Tax-Free Income Fund
Class A - 40,000,000 shares
Class F - 30,000,000 shares
Class P - 30,000,000 shares

Lord Abbett High Yield Municipal Bond Fund
Class A- 400,000,000 shares
Class B - 15,000,000 shares
Class C - 200,000,000 shares
Class F- 200,000,000 shares
Class I- 100,000,000 shares
Class P - 10,000,000 shares

Lord Abbett Intermediate Tax Free Fund
Class A - 400,000,000 shares
Class B - 20,000,000 shares
Class C - 200,000,000 shares
Class F- 200,000,000 shares
Class 1- 100,000,000 shares
Class P - 10,000,000 shares

Lord Abbett Missouri Tax-Free Income Fund
Class A- 60,000,000 shares
Class F - 30,000,000 shares
Class P - 30,000,000 shares

Lord Abbett National Tax-Free Income Fund
Class A - 300,000,000 shares
Class B - 20,000,000 shares
Class C - 50,000,000 shares
Class F - 50,000,000 shares
Class I - 15,000,000 shares
Class P - 30,000,000 shares

Lord Abbett New Jersey Tax-Free Income Fund
Class A - 80,000,000 shares
Class F - 30,000,000 shares
Class I - 100,000,000 shares
Class P- 30,000,000 shares

Lord Abbett New York Tax-Free Income Fund
Class A - 60,000,000 shares
Class C- 20,000,000 shares
Class F - 30,000,000 shares
Class I - 100,000,000 shares
Class P - 30,000,000 shares

Lord Abbett Short Duration Tax Free Fund
Class A - 400,000,000 shares
Class B - 1,000 shares
Class C - 200,000,000 shares
Class F- 200,000,000 shares
Class I - 100,000,000 shares

THIRD:  Pursuant to the authority of the Board of Directors to classify and reclassify unissued shares of stock of the Corporation, to classify a series into one or more classes of such series, and to decrease the aggregate number of shares of stock of any class, the Board of Directors hereby: (i) reclassifies 30 million Class A shares of the Connecticut Tax-Free Income Fund,  30 million Class A shares of the Hawaii Tax-Free Income Fund, and 25 million Class A shares of the Missouri Tax-Free Income Fund as Class I shares of the National Tax-Free Income Fund; (ii) decreases the number of shares authorized for issuance by retiring all of the remaining Class A, Class F, and Class P shares of the Connecticut Tax-Free Income Fund,  the Hawaii Tax-Free Income Fund, and the Missouri Tax-Free Income Fund; and, concurrently therewith, (iii) removes from the Articles the following series, which will have no capital stock allocated to them immediately upon the decrease of authorized shares described in (ii): the Connecticut Tax-Free Income Fund,  the Hawaii Tax-Free Income Fund, and the Missouri Tax-Free Income Fund.  Accordingly,  the number of shares of capital stock which the Corporation shall have authority to issue is hereby decreased to 4,165,001,000, of the par value $.001 each, having an aggregate par value of $4,165,001.  Following such reclassification, decrease, and removal the shares of capital stock of the Corporation shall be classified as follows:

Lord Abbett AMT Free Municipal Bond Fund
Class A - 60,000,000 shares
Class C - 20,000,000 shares
Class F - 30,000,000 shares
Class I - 30,000,000 shares

Lord Abbett California Tax-Free Income Fund
Class A - 60,000,000 shares
Class C - 20,000,000 shares
Class F - 30,000,000 shares
Class I - 100,000,000 shares
Class P- 30,000,000 shares

Lord Abbett High Yield Municipal Bond Fund
Class A- 400,000,000 shares
Class B - 15,000,000 shares
Class C - 200,000,000 shares
Class F- 200,000,000 shares
Class I- 100,000,000 shares
Class P - 10,000,000 shares

Lord Abbett Intermediate Tax Free Fund
Class A - 400,000,000 shares
Class B - 20,000,000 shares
Class C - 200,000,000 shares
Class F- 200,000,000 shares
Class 1- 100,000,000 shares
Class P - 10,000,000 shares

Lord Abbett National Tax-Free Income Fund
Class A - 300,000,000 shares
Class B - 20,000,000 shares
Class C - 50,000,000 shares
Class F - 50,000,000 shares
Class I - 100,000,000 shares
Class P - 30,000,000 shares

Lord Abbett New Jersey Tax-Free Income Fund
Class A - 80,000,000 shares
Class F - 30,000,000 shares
Class I - 100,000,000 shares
Class P- 30,000,000 shares

Lord Abbett New York Tax-Free Income Fund
Class A - 60,000,000 shares
Class C- 20,000,000 shares
Class F - 30,000,000 shares
Class I - 100,000,000 shares
Class P - 30,000,000 shares

Lord Abbett Short Duration Tax Free Fund
Class A - 400,000,000 shares
Class B - 1,000 shares
Class C - 200,000,000 shares
Class F- 200,000,000 shares
Class I - 100,000,000 shares

FOURTH:  Subject to the power of the Board of Directors to classify and reclassify unissued shares, all shares of the Corporation hereby classified or reclassified as specified in Article Third above shall have the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption set forth in Article V of the Articles and shall be subject to all other provisions of the Articles relating to stock of the Corporation generally.

FIFTH:  The Corporation is registered as an open-end company under the Investment Company Act of 1940.  The total number of shares of capital stock that the Corporation has authority to issue has been decreased by the Board of Directors in accordance with § 2-105(c) of the Maryland General Corporation Law.  The shares of stock of the Corporation hereby classified or reclassified as specified in Article Third above have been duly classified by the Board of Directors under the authority contained in the Articles.

SIXTH:  Pursuant to § 2-208.1(d)(2) of the Maryland General Corporation Law, the articles supplementary to the Articles set forth herein shall become effective on October 25, 2013.

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IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its Vice President and Secretary and witnessed by its Vice President and Assistant Secretary on October 24, 2013.

LORD ABBETT MUNICIPAL INCOME FUND, INC.

By:/s/ Lawrence H. Kaplan
Lawrence H. Kaplan
Vice President and Secretary

WITNESS:

/s/ Thomas R. Phillips
Thomas R. Phillips
Vice President and Assistant Secretary

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THE UNDERSIGNED, Vice President and Secretary of LORD ABBETT MUNICIPAL INCOME FUND, INC., who executed on behalf of said Corporation the foregoing Articles Supplementary, of which this Certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles Supplementary to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

/s/ Lawrence H. Kaplan
Lawrence H. Kaplan
Vice President and Secretary

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